                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                                  MDWERKS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          333-118155                                  33-1095411
--------------------------------------------------------------------------------
   (Commission File Number)              (IRS Employer Identification Number)

                            Windolph Center, Suite I
                              1020 N.W. 6th Street
                            Deerfield Beach, FL 33442
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (954) 389-8300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On June 22, 2006, Paul Kushner was elected to the Board of Directors of
MDwerks, Inc. ("Company"). Mr. Kushner has also been appointed to the Audit
Committee of the Company's Board of Directors replacing Peter Dunne. Mr. Kushner has been President and Owner of Asset Indemnity Brokerage Corp., an insurance brokerage firm, from July 1, 1994 to the present. The press release issued by the Company on June 26, 2006, announcing the election of Mr. Kushner, is attached hereto as exhibit 99.1.

The Company's Board of Directors, has authorized the payment to Mr. Kushner of a quarterly director fee of $3,500. Mr. Kushner has also been granted ten year options to purchase 75,000 shares of the Company's common stock pursuant to the terms of the Company's 2005 Incentive Compensation Plan ("Incentive Plan").
These options will vest over three years and will consist of an Incentive Stock
Option to purchase 23,500 shares of common stock at a price of $4.25 per share and a Non-Qualified Stock Option to purchase 51,500 shares of common stock at a price of $4.25 per share. Mr. Kushner will be reimbursed for reasonable expenses incurred by him in attending board and committee meetings.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         The following exhibits are filed as part of this report:

         Exhibit No.                Description
         -----------                -----------
            99.1                    Press release dated June 26, 2006

                                       1

                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MDWERKS, INC.

Dated: June 26, 2006                        By:/s/ Howard B. Katz
                                               ----------------------
                                               Howard B. Katz
                                               Chief Executive Officer

                                       2

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------
            99.1                    Press release dated June 26, 2006.

                                       3